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                                                                    Exhibit 99.1
                                                Chicago Mercantile Exchange Inc.
                                              Registration Statement on Form S-4

PROXY                 CHICAGO MERCANTILE EXCHANGE              PROXY
                             30 South Wacker Drive
                           Chicago, Illinois  60606

        This proxy is solicited on behalf of the Board of Directors of

             Chicago Mercantile Exchange (the "Exchange") for the

                 Special Meeting of Members on March __, 2000


     The undersigned appoints ____________, ____________ and ____________, or any of them, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all membership interests in the Exchange held in the undersigned's name at the Special Meeting of Members to be held on March __, 2000, or any adjournment thereof and, in the Proxies' discretion, to vote upon such other business as may properly come before the meeting, all as more fully set forth in the Proxy Statement/Prospectus related to such meeting, receipt of which is hereby acknowledged.

                                                                      PLEASE SEE
                                                                    REVERSE SIDE
________________________________________________________________________________

[Reverse side of proxy]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR APPROVAL OF THE DEMUTUALIZATION PROPOSAL.

PROPOSAL TO DEMUTALIZE THE EXCHANGE BY MERGING INTO A DELAWARE NONSTOCK CORPORATION AND THEN A DELAWARE STOCK CORPORATION.

          []   FOR             []  AGAINST           []  ABSTAIN



SIGNATURE(S) ____________________DATE__________            The signer hereby
NOTE:     Please sign exactly as name appears hereon.      revokes all proxies
          When signing as attorney, executor,              heretofore given by
          administrator, trustee or guardian, please       the signer to vote at
          give full title as such.                         said meeting or any
                                                           adjournment thereof.